UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2010
                                                         ----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         001-31566                42-1547151
------------------------------  ----------------------        ----------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
------------------------------------------                      ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition.
           --------------------------------------------

     On January 29, 2010, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three months and full year ended December 31, 2009. A copy of the press release is attached as
Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01  Regulation FD Disclosure.
           ------------------------

     The Company's Board of Directors declared a $0.11 per common share cash dividend payable on February 26, 2010 to stockholders of record on February 12, 2010, which is consistent with the prior quarter's cash dividend.

     This announcement was included as part of the press release announcing financial results for the quarter and full year ended December 31, 2009 issued by the Company on January 29, 2010 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a)  Financial Statements of Businesses Acquired. Not applicable.

          (b)  Pro Forma Financial Information. Not applicable.

          (c)  Shell Company Transactions. Not applicable.

          (d)  Exhibits.

               Exhibit No.           Description
               -----------           -----------
                    99.1             Press release issued by the Company on
                                     January 29, 2010 announcing its financial results for the three months and full year ended December 31, 2009 and the declaration of a quarterly cash dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PROVIDENT FINANCIAL SERVICES, INC.


DATE:  January 29, 2010                   By:  /s/ Christopher Martin
                                               -------------------------
                                               Christopher Martin
                                               President and
                                               Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1 Press release issued by the Company on January 29, 2010 announcing its financial results for the three months and full year ended December 31, 2009 and the declaration of a quarterly cash dividend.